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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of 1934

August 14, 2002
Date of report (date of earliest event reported)

APCOA/STANDARD PARKING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-50437 (Commission File Number)	16-1171179 (IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois    60048
(Address of Principal Executive Offices)    (Zip Code)

(312) 274-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K

99.1	Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2
Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

        On August 14, 2002, in connection with the filing with the Securities and Exchange Commission of APCOA/Standard Parking, Inc.'s Quarterly Report on From 10-Q for the period ending June 30, 2002, certifications signed by each of the Principal Executive Officer, James A. Wilhelm, and the Principal Financial Officer, G. Marc Baumann, of APCOA/Standard Parking, Inc., accompanied the filing. A copy of each of these certifications is furnished herewith as an exhibit (Exhibit 99.1 and Exhibit 99.2).

        The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCOA/STANDARD PARKING, INC.

Date: August 14, 2002	By:	/s/ ROBERT N. SACKS Robert N. Sacks, Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.
99.1	Certification by the Company's Chief Executive Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2
Certification by the Company's Chief Financial Officer with respect to the Company's Form 10-Q for the quarterly period ended June 30, 2002 (filed August 14, 2002), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX